Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Restricting Events
 11/27/00

Restricting Events
------------------

A) Average Cumulative Net Loss Ratio

         (a) The Average Cumulative Net Loss Ratio exceeds 1.0% (yes / no)                                           no

           Initial ADCB                                                                                         273,826,503.00
                                                                                                  ADCB of
                                                                ADCB of                          Cumulative       Cumulative
                                                              Cumulative        Cumulative   Defaulted Contracts   Net Loss
                                                          Defaulted Contracts   Recoveries    net of Recoveries     Ratio
                                                          -------------------   ----------    -----------------     -----
           2 months prior                                    6,162,205.49      4,647,049.39      1,515,156.10          0.55%
           1 month prior                                     6,162,205.49      4,647,049.39      1,515,156.10          0.55%
           Current                                           6,162,205.49      4,696,635.39      1,465,570.10          0.54%
                                                             ------------      ------------     --------------     ---------
           Average                                           6,162,205.49      4,663,578.06      1,498,627.43          0.55%

           Annualized maximum Cumulative Net Loss Ratio                                                                1.00%
           Average Cumulative Net Loss Ratio                                                                          0.547%

         Cumulative Net Loss Ratio means, for any date of determination, the fraction (expressed as a percentage) determined by dividing (i) the ADCB of all Contracts in the Trust which have become Defaulted Contracts since the Initial Cutoff Date, net of aggregate Recoveries received by the Trust during such same period, by (ii) the ADCB of all Contracts in the
         Contract Pool as of the Initial Cutoff Date.




B) A Servicer Event has occurred and is continuing (yes/no)                                                        no

C) An Event of Default has occurred and is continuing (yes/no)                                                     no

         (a) failure to pay on each Distribution Date the full amount of interest on any Note (yes / no)           no

         (b) failure to pay the then outstanding principal amount of any Note, if any, on its                      no
           related Maturity Date (yes/no)




Based on A, B and C, a Restricting Event has occurred and is continuing (yes/no)                                   no
--------------------------------------------------------------------------------

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Limitations
 11/27/00

Obligor Event Trigger Determination
-----------------------------------

         The current period is less than 16 months after the Closing Date (January 4, 1999) (yes / N/A)               N/A
         If the current period is less than 16 months after the closing date, one of the top five Obligors,
            as of the Cut-Off Date, is a Defaulted Contract in this period (yes / no / N/A)                           N/A

         The Obligor Event has been cured (yes, if any of the following is yes / no, if each of the following
            is a no / n/a if not applicable)                                                                          N/A
            a)  the Defaulted Contract has been replaced with an eligible Substitute Contract                         N/A
            b)  a Recovery has been received with respect to the Defaulted Contract and no further Recoveries
                are expected                                                                                          N/A
            c)  a Successor Servicer has been appointed                                                               N/A



An Obligor Event has occurred and is continuing                                                                       N/A


10% Substitution Limit Calculation
----------------------------------

         ADCB as of the Cut-off Date:                                                                            273,826,503

         Cumulative DCB of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                   0
         Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                     0.00%

         Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts exceeds 10%
         (yes/no)                                                                                                     no

5% Skipped Payment Limit Calculation
------------------------------------
         The percent of contracts with Skipped Payment modifications                                                 0.25%
         The DCB exceeds 5% of the initial ADCB (yes/no)                                                              no
         Any Skipped Payments have been deferred later than 12 months prior to the Class B Maturity Date              no

Concentration Amounts (only applicable at the Cutoff Date or in the event of a substitution)
--------------------------------------------------------------------------------------------

         (i)   The ADCB of all End-User Contracts with Obligors that are governmental entities or                    0.00%
               municipalities exceeds 1.13% of the ADCB of the Contract Pool                                          no

         (ii)  The ADCB of all End-User Contracts which finance, lease or are related to Software exceeds            0.00%
               3.88% of the ADCB of the Contract Pool                                                                 no

         (iii) The ADCB of all End-User Contracts with Obligors who comprise the three largest Obligors              2.07%
               (measured by ADCB as of the date of determination) exceeds 5.09% of the ADCB of the Contract Pool      no

         (iv)  The ADCB of all End-User Contracts with Obligors who comprise the 20 largest Obligors (measured by    7.98%
               ADCB as of the date of determination) exceeds 24.79% of the ADCB of the Contract Pool                  no

         (v)   The ADCB of the End-User Contracts related to a single Vendor, or representing a Vendor Loan of       6.63%
               such Vendor or affiliate thereof exceeds 23.01% of the ADCB of the Contract Pool                       no

         (vi)  The ADCB of all End-User Contracts with Obligors thereof located in a single State of the United      2.30%
               States exceeds 17.73% of the ADCB of the Contract Pool                                                 no

Heller Equipment Asset Receivable Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Accounts
 11/27/00

                                                                                            Collection         Reserve
                                                                                              Account            Fund
                                                                                              -------            ----
Beginning Account Balance                                                                           0.00     2,738,265.00
Investment Earnings                                                                            11,552.95        14,156.33

Collection Account
------------------

Scheduled Payments, net of Excluded Amounts and less Servicer Advances plus Payaheads       1,706,377.51
Add: Prepayment Amounts                                                                        79,201.39
Add: Recoveries                                                                                49,586.00
Add: Investment Earnings                                                                       25,709.28       (14,156.33)
Add: Late Charges                                                                               2,767.85
Add: Expired Lease Proceeds                                                                         0.00
Add: Servicer Advances                                                                              0.00


Available Amounts                                                                           1,863,642.03     2,738,265.00
-----------------


Payments on Payment Date
------------------------

 (A)**   Indenture Trustee Fees (will be first in funds allocation during a Restricting Event       0.00
           or Event of Default)

   (A)   Unreimbursed Servicer Advances                                                             0.00

   (B)   Monthly Servicing Fee, due and accrued, including any amounts unpaid                  13,495.49

   (C)   Class A-1 Notes interest, due and accrued, including any amounts unpaid                    0.00

   (D)   Class A-2 Notes interest, due and accrued, including any amounts unpaid              156,793.09

   (E)   Class B Notes interest, due and accrued, including any amounts unpaid                  6,835.38

   (F)   Class C Notes interest, due and accrued, including any amounts unpaid                  4,683.11

   (G)   Class D Notes interest, due and accrued, including any amounts unpaid                  6,469.50

   (H)   The Class A-1 Principal Payment Amount                                                     0.00

   (I)   The Class A-2 Principal Payment Amount                                             1,452,435.80

   (J)   The Class B Principal Payment Amount                                                  62,247.25

   (K)   The Class C Principal Payment Amount                                                  41,498.16

   (L)   The Class D Principal Payment Amount                                                 119,184.25

   (M)   Amounts required to meet the Reserve Fund Amount                                           0.00             0.00

   (B)*  Monthly Servicing Fee, due and accrued, including any amounts unpaid                       0.00
         (applicable only if an Obligor Event has occurred and is continuing)

         Any excess to Certificateholders                                                           0.00

Distributions to Noteholders and Certificateholders                                         1,863,642.03

Ending balance of accounts                                                                          0.00     2,738,265.00

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Schedules
 11/27/00

         A Restricting Event has occurred and is continuing (yes\no)                                    no

         Trustee Fees (only in the event of a Restricting Event or an Event of Default)               0.00


Unreimbursed Servicer Advances
------------------------------

  (i)    Current month Unreimbursed Servicer Advances                                                 0.00
  (ii)   Prior unpaid Unreimbursed Servicer Advances (or arrearage)                                   0.00
  (iii)  Total Unreimbursed Servicer Advances due ( (i) + (ii) )                                      0.00
  (iv)   Unreimbursed Servicer Advances distributed                                                   0.00
         Unpaid Unreimbursed Servicer Advances (or arrearage)                                         0.00


Servicing Fee Schedule
----------------------

  (i)    Servicing Fee Percentage                                                                     0.50%
  (ii)   ADCB of Contract Pool as of the 1st day of the Collection Period                     32,389,183.09
  (iii)  Servicing Fee  ( ( (i) / 12 ) x (ii) )                                                   13,495.49
  (iv)   Servicing Fee accrued but not paid in prior periods                                           0.00
  (v)    Total Servicing Fee due, and accrued but not paid in prior periods ( (iii) + (iv) )      13,495.49
  (vi)   Monthly Servicing Fee distributed                                                        13,495.48
         Servicing Fee accrued but not paid                                                            0.00


Class A-1 Interest Schedule
---------------------------

         Opening Class A-1 principal balance                                                           0.00
  (i)    Class A-1 Interest Rate                                                                   5.73250%
  (ii)   Number of days in Accrual Period                                                                 0
         Monthly Class A-1 Interest Rate ( (i) x ( (ii)/360) )                                        0.00%
         Current Class A-1 interest due                                                                0.00
         Prior Class A-1 interest arrearage                                                            0.00
         Current Period Interest Shortfall                                                             0.00

         Class A-1 interest distribution                                                               0.00


Class A-2 Interest Schedule
---------------------------

         Opening Class A-2 principal balance                                                  29,444,711.93
         Class A-2 Interest Rate                                                                    6.3900%
         Class A-2 Interest Rate x 30/360                                                           0.5325%
         Current Class A-2 interest due                                                          156,793.09
         Prior Class A-2 interest arrearage                                                            0.00
         Current Period Interest Shortfall                                                             0.00

         Class A-2 interest distribution                                                         156,793.09


Class B Interest Schedule
-------------------------

         Opening Class B principal balance                                                     1,261,916.21
         Class B Interest Rate                                                                      6.5000%
         Class B Interest Rate x 30/360                                                             0.5417%
         Current Class B interest due                                                              6,835.38
         Prior Class B interest arrearage                                                              0.00
         Current Period Interest Shortfall                                                             0.00

         Class B interest distribution                                                             6,835.38

Class C Interest Schedule
-------------------------

         Opening Class C principal balance                                                       841,277.47
         Class C Interest Rate                                                                      6.6800%
         Class C Interest Rate x 30/360                                                             0.5567%
         Current Class C interest due                                                              4,683.11
         Prior Class C interest arrearage                                                              0.00
         Current Period Interest Shortfall                                                             0.00

         Class C interest distribution                                                             4,683.11


Class D Interest Schedule
-------------------------

         Opening Class D principal balance                                                     1,017,484.33
         Class D  Interest Rate                                                                     7.6300%
         Class D Interest Rate x 30/360                                                             0.6358%
         Current Class D interest due                                                              6,469.50
         Prior Class D interest arrearage                                                              0.00
         Current Period Interest Shortfall                                                             0.00

         Class D interest distribution                                                             6,469.50

Class A-1 Principal Schedule
----------------------------
         Class A-1 Maturity Date                                                                    9/25/98
  (i)    Opening Class A-1 principal balance                                                           0.00
  (ii)   ADCB as of last day of second preceding Collection Period                            32,389,183.09
  (iii)  ADCB as of last day of immediately preceding Collection Period                       30,791,503.71
         Expected Class A-1 Payment ( (ii) - (iii) )                                           1,597,679.38
  (iv)   Aggregate Expected Class A-1 Payments not paid on preceding Distribution Date                 0.00
         Class A-1 Principal Payment Amount (lesser of (i) or ( (ii) - (iii) ) + (iv) )                0.00
         Class A-1 Principal Payment Amount distribution                                               0.00
           Shortfall                                                                                   0.00

         Class A-1 Principal Balance after current distribution                                        0.00



Class A-2 Principal Schedule
----------------------------

  (i)    Opening Class A-2 principal balance                                                  29,444,711.93
  (ii)   Applicable Class A-2 Percentage                                                             90.91%
  (iii)  ADCB as of the last day of the immediately preceding Collection Period               30,791,503.71
  (iv)   Current month targeted Class A-2 principal balance ( (ii) * (iii) )                  27,992,276.13
  (v)    (i) - (iv) (zero until Class A-1 has been retired)                                    1,452,435.80
  (vi)   Class A-2 Principal Payment Amount (lesser of (i) or (v) )                            1,452,435.80

         Class A-2 Principal Payment Amount distributed                                        1,452,435.80
           Shortfall                                                                                    -

         Class A-2 principal balance after current distribution                               27,992,276.13

Class B Principal Schedule
--------------------------

  (i)    Opening Class B principal balance                                                     1,261,916.21
  (ii)   Applicable Class B Percentage                                                                3.90%
  (iii)  ADCB as of the last day of the immediately preceding Collection Period               30,791,503.71
  (iv)   Current month targeted Class B principal balance ( (ii) * (iii) )                     1,199,668.96
  (v)    (i) - (iv) (zero until Class A-1 has been retired)                                       62,247.25
  (vi)   Class B Principal Payment Amount (lesser of (i) or (v) )                                 62,247.25

         Class B Principal Payment Amount distributed                                             62,247.25
           Shortfall                                                                                    -

         Class B principal balance after current distribution                                  1,199,668.96


Class C Principal Schedule
--------------------------

  (i)    Opening Class C principal balance                                                       841,277.47
  (ii)   Applicable Class C Percentage                                                                2.60%
  (iii)  ADCB as of the last day of the immediately preceding Collection Period               30,791,503.71
  (iv)   Current month targeted Class C principal balance ( (ii) * (iii) )                       799,779.31
  (v)    (i) - (iv) (zero until Class A-1 has been retired)                                       41,498.16
  (vi)   Class C Principal Payment Amount (lesser of (i) or (v) )                                 41,498.16

         Class C Principal Payment Amount distributed                                             41,498.16
           Shortfall                                                                                    -

         Class C principal balance after current distribution                                    799,779.31


Class D Principal Schedule
--------------------------

  (i)    Opening Class D principal balance                                                     1,017,484.33
  (ii)   Applicable Class D Percentage                                                                2.60%
  (iii)  ADCB as of the last day of the immediately preceding Collection Period               30,791,503.71
  (iv)   Current month targeted Class D principal balance ( (ii) * (iii) )                       799,779.31
  (v)    (i) - (iv) (zero until Class A-1 has been retired)                                      217,705.02
  (vi)   Class D Principal Payment Amount (lesser of (i) or (v) )                                217,705.02

         Class D Principal Payment Amount distributed                                            119,184.26
           Shortfall                                                                              98,520.77

         Class D principal balance after current distribution                                    898,300.07


Reserve Fund Schedule
---------------------

         Prior month Reserve Fund balance                                                      2,738,265.00
         Initial ADCB                                                                        273,826,503.00
         Required Reserve Fund Amount (lesser of (i) initial ADCB * 1.00% or                   2,738,265.00
           (ii) outstanding principal of the Notes)
         Current period draw on Reserve Fund                                                           0.00
         Required deposit to Reserve Fund                                                              0.00
         Actual deposit to Reserve Fund                                                                0.00
         Interest Earned on Reserve Account                                                       14,156.33
         Deposit to Certificateholder                                                                  0.00
         Ending Reserve Fund balance                                                           2,738,265.00

         Ending Reserve Fund balance as a percentage of ADCB                                          8.89%


Servicing Fee Schedule
----------------------

         Servicing Fee during an Obligor Event                                                         0.00
         Servicing Fee paid                                                                            0.00

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Note Factors
 11/27/00
           CUSIP # 423327AA3

         Class A-1
         ---------
         Class A-1 principal balance                                                                   0.00
         Initial Class A-1 principal balance                                                  62,980,096.00

         Note factor                                                                            0.000000000



           CUSIP # 42337AB1
         Class A-2
         ---------
         Class A-2 principal balance                                                          27,992,276.13
         Initial Class A-2 principal balance                                                 191,678,552.00

         Note factor                                                                            0.146037602



           CUSIP # 423327AC9
         Class B
         -------
         Class B principal balance                                                             1,199,668.96
         Initial Class B principal balance                                                     8,214,795.00

         Note factor                                                                            0.146037602



           CUSIP # 423327AD7
         Class C
         -------
         Class C principal balance                                                               799,779.31
         Initial Class C principal balance                                                     5,476,530.00

         Note factor                                                                            0.146037602




         Class D
         -------
         Class D principal balance                                                               898,300.07
         Initial Class D principal balance                                                     5,476,530.00

         Note factor                                                                            0.164027234

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Note Factors
 11/27/00

ADCB as of the last day of the Collection Period                                                 30,791,503.71


Loss and Delinquency Data for Period

DCB of Defaulted Contracts as of the last day of the Collection Period                                    0.00
Number of Defaulted Contracts as of the last day of the Collection Period                                    2
Defaulted Contracts as a percentage of ADCB (annualized)                                                 0.00%

DCB of Adjusted Contracts as of the last day of the Collection Period                                     0.00
Number of Adjusted Contracts as of the last day of the Collection Period                                     0

DCB of Prepaid Contracts as of the last day of the Collection Period                                      0.00
Number of Prepaid Contracts as of the last day of the Collection Period                                      0

DCB of Substitute Contracts as of the last day of the Collection Period                                   0.00
Number of Substitute Contracts as of the last day of the Collection Period                                   0

DCB of Warranty Contracts as of the last day of the Collection Period                                     0.00
Number of Warranty Contracts as of the last day of the Collection Period                                     0

DCB of repurchased Contracts as of the last day of the Collection Period                                  0.00
Number of repurchased Contracts as of the Collection Period                                                  0

DCB of Excess Contracts as of the last day of the Collection Period                                       0.00
Number of Excess Contracts as of the Collection Period                                                       0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period     49,586.00

                                                                                 Dollars        Percent
                                                                                 -------        -------
         Current                                                              27,432,855.53          88.79%
         31-60 days past due                                                   1,994,550.93           6.46%
         61-90 days past due                                                      28,426.28           0.09%
         Over 90 days past due                                                 1,439,058.04           4.66%
                                                                              -------------         -------
         Total                                                                30,894,890.78         100.00%

         31+ days past due                                                     3,462,890.25          11.21%



  (i)    DCB of cumulative Defaulted Contracts (cumulative gross losses to date)               6,162,205.49
  (ii)   Cumulative Recoveries realized on Defaulted Contracts                                 4,696,635.39
         Cumulative net losses to date ( (i) - (ii) )                                          1,465,570.10

         -----------------------------------------------------------------------------------
         Static Information

         Initial ADCB                                                         273,826,503.00
         Discount Rate                                                               6.9239%
         Class A-1 Initial Principal Amount                                    62,980,096.00
         Class A-1 Interest Rate                                                     5.7325%
         Class A-2 Initial Principal Amount                                   191,678,552.00
         Class A-2 Interest Rate                                                     6.3900%
         Class B Initial Principal Amount                                       8,214,795.00
         Class B Interest Rate                                                       6.5000%
         Class C Initial Principal Amount                                       5,476,530.00
         Class C Interest Rate                                                       6.6800%
         Class D Initial Principal Amount                                       5,476,530.00
         Class D Interest Rate                                                       7.6300%
         Reserve Fund Initial Deposit                                           2,738,265.00
         Class A-1 Maturity Date                                                    09/25/98
         Classes A-2, B, C, & D Maturity Date                                       05/25/05
         Closing Date                                                               09/04/97
         -----------------------------------------------------------------------------------